SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                 FORM 8-K/A


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report                                    September 17, 1997
(date of earliest event reported)                            (July 25, 1997)


                        FIRST WASHINGTON REALTY TRUST, INC.

               (Exact name of registrant as specified in its Charter)

      State of Maryland               0-25230                52-1879972
(State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporated)                File No.)           Identification No.)


           4350 East-West Highway, Suite 400
                       Bethesda, Maryland                     20814
         (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (301) 907-7800


                                      No change

               (Former name or address, if changed since last report)







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Explanatory Note:

Pursuant to Item 7(a)(4) of Form 8-K, this Form 8-K/A amends the Company's Form 8-K filed on July 30, 1997 to include material agreements with respect to the six (6) Chicago properties and Mitchellville Plaza referred to in such Form 8-K.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

10.1 Contribution Agreement dated May 22, 1997, by and between Dodi Developments L.L.C. and First Washington Realty Limited Partnership (The Oaks).

10.2 Letter Agreement dated July 11, 1997, by and between Dodi Developments L.L.C. and First Washington Realty Limited Partnership (The Oaks).

10.3 Contribution Agreement dated May 22, 1997, by and between McHenry Limited Partnership and First Washington Realty Limited Partnership (McHenry Commons).

10.4 Letter Agreement dated July 11, 1997, by and between McHenry Limited Partnership and First Washington Realty Limited Partnership (McHenry Commons).

10.5 Contribution Agreement dated May 22, 1997, by and between Dodi Developments L.L.C. and First Washington Realty Limited Partnership (Riverside Square).

10.6 Letter Agreement dated July 11, 1997, by and between Dodi Developments L.L.C. and First Washington Realty Limited Partnership (Riverside Square).

10.7 Contribution Agreement dated May 22, 1997, by and between Dominick Dimatteo, Jr. Irrevocable Family Trust f/b/o Mary Ellen DiMatteo, Dominick
DiMatteo,  Jr.  Irrevocable  Family Trust f/b/o Donna  DiMatteo  Owen,  Dominick
DiMatteo,  Jr.  Irrevocable  Family  Trust  f/b/o  James S.  DiMatteo,  Dominick
DiMatteo, Jr. Irrevocable Family Trust f/b/o Margaret DiMatteo Bedford, and Dominick DiMatteo, Jr. Irrevocable Family Trust f/b/o Katherine DiMatteo Crane and First Washington Realty Limited Partnership (River's Edge).


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10.8 Letter Agreement dated July 11, 1997, by and between Dominick Dimatteo, Jr.
Irrevocable  Family  Trust f/b/o Mary Ellen  DiMatteo,  Dominick  DiMatteo,  Jr.
Irrevocable  Family Trust f/b/o Donna  DiMatteo  Owen,  Dominick  DiMatteo,  Jr.
Irrevocable Family Trust f/b/o James S. DiMatteo, Dominick DiMatteo, Jr. Irrevocable Family Trust f/b/o Margaret DiMatteo Bedford, and Dominick DiMatteo, Jr. Irrevocable Family Trust f/b/o Katherine DiMatteo Crane and First Washington Realty Limited Partnership (River's Edge).

10.9 Contribution Agreement dated May 22, 1997, by and between Round Lake Beach Development Limited Partnership and First Washington Realty Limited Partnership (Mallard Creek).

10.10 Letter Agreement dated July 11, 1997, by and between Round Lake Beach Development Limited Partnership and First Washington Realty Limited Partnership (Mallard Creek).

10.11   Contribution   Agreement  dated  May  22,  1997,  by  and  between  Dodi
Developments  L.L.C. and First Washington Realty Limited  Partnership  (Pheasant
Hill).

10.12 Letter Agreement dated July 11, 1997, by and between Dodi Developments L.L.C. and First Washington Realty Limited Partnership (Pheasant Hill).

10.13   Contribution   Agreement  dated  May  22,  1997,  by  and  between  Dodi
Developments L.L.C. and First Washington Realty Limited Partnership (Stonebrook Plaza).

10.14 Letter Agreement dated July 11, 1997, by and between Dodi Developments L.L.C. and First Washington Realty Limited Partnership (Stonebrook Plaza).

10.15 Contribution Agreement dated August 6, 1997, by and between Edward A. St. John, Philip E. Ratcliffe, Ronald E. Harman, James A. Clauson, Robert C. Becker, Gene E. McClain, Charles R. Phillips, Lawrence F. Maykrantz, Edward B. Okonski and Rodger R. Reiswig and First Washington Realty Limited Partnership (Mitchellville).










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                                                     SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FIRST WASHINGTON REALTY TRUST, INC.
                               (Registrant)



                               By:             /s/ Jeffrey S. Distenfeld
                                    Jeffrey S. Distenfeld
                                    Senior Vice President, General Counsel





Date:    September 17, 1997






















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